UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 28, 2019

Adhera Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-13789	11-2658569
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4721 Emperor Boulevard, Suite 350 Durham, North Carolina	27703
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	919-578-5901

N/A
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Entry into a Material Definitive Agreement.

On June 28, 2019 and July 3, 2019, Adhera Therapeutics, Inc. (the “Company”) entered into Subscription Agreements (each a “Subscription Agreement” and collectively the “Subscription Agreements”) with certain accredited investors, and conducted closings, pursuant to which the Company issued secured promissory notes in the aggregate principal amount of $3,239,400 after giving effect to both closings (each a “Note” and collectively the “Notes”).

The Company intends to use the proceeds from the sale of the Notes for the commercialization of the Company’s approved product for the treatment of hypertension, funding working capital, capital expenditure needs and other general corporate requirements

The Notes are being offered and sold in a private placement pursuant to exemptions from the registration requirements of the Securities Act of 1933, as amended, afforded by Section 4(a)(2) and Rule 506(b) of Regulation D promulgated thereunder.

The terms and conditions of the Notes are generally as follows:

Maturity: The unpaid principal balance of the Notes, plus accrued and unpaid interest thereon, will be due and payable on the earliest to occur of: (i) June 28, 2020 (subject to extension for up to sixty (60) days based upon the mutual agreement of the Company and the holders of a majority of the unpaid principal balance of all outstanding Notes at such time (the “Requisite Holders”) as set forth therein) or (ii) at any time following an Event of Default (as defined below).

Pre-Payment: The Notes may not be prepaid without the prior written consent of the Requisite Holders, which consent shall not be unreasonably withheld, conditioned or delayed.

Interest: Interest on the unpaid principal amount of the Notes shall accrue at a rate equal to twelve percent (12%) per annum. Interest will be payable quarterly with the first interest payment to be made on the six month anniversary of the date of the closing and each subsequent payment every three months thereafter.

Security Interest: The obligations of the Company under the Notes are secured by a first lien and security interest in all of the assets of the Company and certain of its wholly-owned subsidiaries pursuant to the terms and conditions of a Security Agreement dated June 29, 2019 by the Company and such wholly-owned subsidiaries in favor of the Purchasers (the “Security Agreement”).

Ranking: The indebtedness evidenced by the Notes and the payment of the principal amount and interest thereunder shall be senior to, and have priority in right of payment over, all indebtedness of the Company now outstanding.

Default: The occurrence of any of the following events of default (each an “Event of Default”) shall, upon the election of the Requisite Holders, make all sums of principal and interest then remaining unpaid on the Notes and all other amounts payable under the Notes immediately due and payable, upon demand:

●	the Company fails to pay any of the principal, interest or other sum due under the Notes when due and such failure continues for a period of fourteen (14) calendar days after receipt by the Company of written notice of such default;

●	the Company breaches any material covenant or other term or condition of the Notes (including, and without limitation, any covenants set forth in the Subscription Agreements or the Security Agreement) and such breach, if subject to cure, continues for a period of 10 business days after written notice to the Company;

●	any material representation or warranty of the Company made in the Subscription Agreements or the Security Agreement shall be false or misleading in any material respect;

●	the Company shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for itself or for a substantial part of its property or business; or such a receiver or trustee shall otherwise be appointed and not dismissed within 60 calendar days;

●	any money judgment, writ or similar final process shall be entered or filed against the Company or any subsidiary of the Company or any of their property or other assets for more than $250,000, and shall remain unvacated, unbonded, unappealed, unsatisfied, or unstayed for a period of 60 calendar days;

●	a default by the Company under any one or more obligations in an aggregate monetary amount in excess of $150,000 for more than 90 calendar days after the due date, unless the Company is contesting the validity of such obligation in good faith and has segregated cash funds equal to not less than one-half of the contested amount;

●	bankruptcy, insolvency, reorganization, or liquidation proceedings or other proceedings or relief under any bankruptcy law or any law, or the issuance of any notice in relation to such event, for the relief of debtors shall be instituted by or against the Company or any subsidiary of the Company and if instituted against them are not dismissed within 60 calendar days of initiation;

●	a disposition of all or substantially all of the assets of the Company;

●	proceeds of the Notes not being utilized substantially in accordance with the intended uses set forth in the Subscription Agreement and the Private Placement Memorandum relating to the offering of the Notes; or

●	the occurrence of an Event of Default under the Security Agreement.

Amendment: The terms and provisions of the Notes may be amended or modified, and any provision thereof may be waived, only with the written consent of the Company and the Requisite Holders.

The foregoing summaries of the material terms of the form of Note and the Security Agreement are not complete and are qualified in their entirety by reference to the full text thereof, copies of which are filed herewith as Exhibits 4.1 and 10.1, respectively, and incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in “Item 1.01. Entry into a Material Definitive Agreement” relating to the issuance of the Notes, and the material terms and conditions thereof, is incorporated by reference herein in its entirety.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

4.1	Form of Secured Promissory Note.

10.1	Security Agreement, dated as of June 28, 2019, among Adhera Therapeutics, Inc., IThenaPharma, Inc., Cequent Pharmaceuticals, Inc., MDRNA Research, Inc., the purchasers of secured promissory notes identified on the signature pages thereto, and Jeff S. Phillips as agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADHERA THERAPEUTICS, INC.

July 3, 2019	By:	/s/ Nancy R. Phelan
	Name:	Nancy R. Phelan
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of Secured Promissory Note.

10.1	Security Agreement, dated as of June 28, 2019, among Adhera Therapeutics, Inc., IThenaPharma, Inc., Cequent Pharmaceuticals, Inc., MDRNA Research, Inc., the purchasers of secured promissory notes identified on the signature pages thereto, and Jeff S. Phillips as agent.